SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Total Return Bond Fund

The following information is added to the existing disclosure relating to the fund under the “Management Fee” sub-heading of the “WHO MANAGES AND OVERSEES THE FUND” section of the fund’s prospectus:
Effective October 1, 2024, DWS Total Return Bond Fund pays the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.350% on the first $1.5 billion of the fund’s average daily net assets, 0.335% on the next $1.75 billion of the fund’s average daily net assets, 0.320% on the next $1.75 billion of the fund’s average daily net assets, 0.305% on the next $2.5 billion of the fund’s average daily net assets, 0.295% on the next $2.5 billion of the fund’s average daily net assets, 0.275% on the next $2.5 billion of the fund’s average daily net assets, and 0.265% of the fund’s average daily net assets thereafter. Prior to October 1, 2024, the fund paid the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.400% on the first $1.5 billion of the fund’s average daily net assets, 0.385% on the next $1.75 billion of the fund’s average daily net assets, 0.370% on the next $1.75 billion of the fund’s average daily net assets, 0.355% on the next $2.5 billion of the fund’s average daily net assets, 0.345% on the next $2.5 billion of the fund’s average daily net assets, 0.325% on the next $2.5 billion of the fund’s average daily net assets, and 0.315% of the fund’s average daily net assets thereafter.
Please Retain This Supplement for Future Reference
September 23, 2024
PROSTKR24-80